Exhibit 10.10

AMENDMENT TO THE

AMENDED AND RESTATED GAS GATHERING AGREEMENT

FOR

QUESTAR EXPLORATION AND PRODUCTION COMPANY

THIS AMENDMENT is entered into this 16 day of August, 2007, between Questar Exploration and Production Company (Shipper) and Questar Gas Management Company (QGM). Shipper and QGM are collectively referred to as the Parties.

The Parties represent as follows:

A.	Shipper and QGM entered into an Amended and Restated Gas Gathering Agreement dated September 7, 2001 (“Agreement”).

B.	The Parties have determined that it is in their mutual interest to amend the Agreement.

Accordingly, the Parties agree that the date listed in the second sentence of Paragraph 4.1 of the Agreement shall be amended as follows:

1.	“April 1, 1998” is hereby deleted and replaced with “May 1, 2007.”

2.	Except as adjusted by this Amendment, or as may have been previously been amended, the Agreement remains in full force and effect.

THIS AMENDMENT is entered into by the authorized representatives of the Parties whose signatures are set forth below.

Shipper
QUESTAR EXPLORATION AND PRODUCTION COMPANY

By:	/s/ J.B. Neese
J.B. Neese
Executive Vice President

QGM:
QUESTAR GAS MANAGEMENT COMPANY

By:	/s/ P.H. Richards
P.H. Richards
Vice President